--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
                                 March 31, 1998
--------------------------------------------------------------------------------


                                   Value Line
                                      U.S.
                                  Multinational
                                     Company
                                   Fund, Inc.


                                     [LOGO]
                              ---------------------
                                   VALUE LINE
                                    No-Load
                                     Mutual
                                     Funds

Value Line U.S. Multinational Company Fund, Inc.

                                                               To Our Value Line
================================================================================

To Our Shareholders:

The positive relative performance that the Value Line U.S. Multinational Company Fund posted in the first half of this fiscal year, which ended on March 31, 1998, was reversed in the second half. For the six months ended March 31, 1998, your Fund returned 6.21% (including reinvested dividends), versus a 17.22% total return for the benchmark Standard & Poor's 500 Index. Fund performance for the full fiscal year stands at a respectable 39.17%, though this trails the spectacular 48.01% benchmark total return.

The fourth quarter of 1997 and the first quarter of 1998, of course, was the period when the Asian currency crises unfolded. As a result of a wave of currency devaluations in Thailand, Indonesia, and neighboring countries, the economies across southeast Asia and as far north as Korea have been extremely soft over the past six months. Early in the period, there were also concerns that the Asian problems could spread to other emerging markets, such as Latin America, but that has not happened. Finally, the Japanese economy has been very weak. Some first-class financial institutions in Japan have collapsed.

This set of conditions has been especially hard on companies that have prominent operations outside of the U.S., like those whose stocks are specifically selected for the Value Line U.S. Multinational Company Fund. Though the effect on most of the companies represented in your Fund has been much less severe than initially feared last October, there has been some weakness, especially in the semiconductor area. As a defensive measure, your Fund raised cash aggressively at the end of 1997 as a cushion against declining stock prices. Today most of that cash has been reinvested.

Though we are continuing to watch the situation overseas very closely, it appears that the worst is behind us in terms of the damage to stock prices, and your Fund management is carefully looking for bargains among stocks that have seen especially severe price declines. As always, our primary stock-selection tool is the Value Line Timeliness Ranking System, which has an unparalleled long-term record of identifying stocks that perform better than the average equity.

Thank you for your continued confidence in Value Line.





                            Sincerely,


                            /s/ JEAN BERNHARD BUTTNER
                            Jean Bernhard Buttner
                            Chairman and President

May 6, 1998

--------------------------------------------------------------------------------
2

                                Value Line U.S. Multinational Company Fund ,Inc.

U.S. Multinational Company Fund Shareholders
================================================================================

Economic Observations

The business expansion continues to proceed at a healthy clip, as we make our way through the second quarter of the year. True, the uptrend is unlikely to be as uniformly strong in the current period and during the second half of the year as it was in the opening quarter, when growth exceeded 4%. But, with most of the key consumer and industrial indicators still in relatively good shape, and with inflation continuing to be under control, growth could still average a solid 2.5%, or so, over the balance of the year. What's more, we would expect both producer (or wholesale) and consumer prices to evidence little upward pressure.

The wild card in this forecast, of course, remains the Pacific Rim, which continues to face the daunting task of turning itself around economically. Obviously, the problems afflicting that part of the globe will lead to gradual reductions in demand for goods and services produced in the United States. Nonetheless, assuming that the affected nations take corrective actions in a timely fashion, so that the situation eventually starts to stabilize, little more than minor dislocations should be apparent here. At this juncture, we feel that the current long business expansion can go on for several more years.


                 COMPARISON OF THE CHANGE IN VALUE OF A $10,000
             INVESTMENT IN THE VALUE LINE U.S. MULTINATIONAL COMPANY
                           FUND AND THE S&P 500 INDEX


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                 Value Line U.S.
                         Multinational Company Fund, Inc.      S & P 500
                         --------------------------------      ---------
11/30/95                             $10,000                    $10,000
11/30/95                             $10,060                    $10,088
12/31/95                              $9,890                    $10,282
 1/31/96                             $10,161                    $10,633
 2/28/96                             $10,653                    $10,731
 3/31/96                             $10,593                    $10,835
 4/30/96                             $11,245                    $10,994
 5/31/96                             $11,788                    $11,277
 6/30/96                             $11,436                    $11,321
 7/31/96                             $10,924                    $10,821
 8/31/96                             $11,526                    $10,478
 9/30/96                             $12,500                    $11,671
10/31/96                             $12,541                    $11,993
11/30/96                             $13,374                    $12,899
12/31/96                             $13,106                    $12,644
 1/31/97                             $13,858                    $13,434
 2/28/97                             $13,360                    $13,539
 3/31/97                             $12,537                    $12,981
 6/30/97                             $14,711                    $15,247
 9/30/97                             $16,428                    $16,390
12/31/97                             $15,592                    $16,861
 3/31/98                             $17,448                    $19,213


                   From November 17, 1995+ to March 31, 1998

The Standard & Poor's 500 Index is an unmanaged index that is representative of the larger capitalization stocks traded in the United States.



Performance Data:*
                                                            Total
                                                           Return
                                                            -----
1 year ended March 31, 1998.........................        39.17%
From November 17, 1995+ to
  March 31, 1998....................................        26.51%


+    Commencement of operations.

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total return include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Schedule of Investments
================================================================================


   Shares                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS (88.8%)

             ADVERTISING (1.5%)
     9,200   Omnicom Group, Inc...............................      $  432,975

             AIR TRANSPORT (1.6%)
    12,300   Airborne Freight Corp............................         462,788

             AUTO PARTS--
               REPLACEMENT (0.9%)
    12,000   Wynns International, Inc.........................         273,000

             BANK (3.1%)
     5,000   BankBoston Corp..................................         551,250
     2,500   Citicorp.........................................         355,000
                                                                    ----------
                                                                       906,250

             BEVERAGE--SOFT
               DRINK (1.9%)
    15,000   Coca-Cola Enterprises, Inc.......................         550,312

             COAL/ALTERNATE
               ENERGY (1.6)
     9,000   AES Corp.*.......................................         471,938

             COMPUTER &
               PERIPHERALS (13.4%)
    10,500   Cisco Systems, Inc.*.............................         717,938
    15,000   Compaq Computer Corp.*...........................         388,125
    16,000   Dell Computer Corp.*.............................       1,084,000
    18,000   EMC Corp.*.......................................         680,625
     4,000   International Business
                Machines Corp.................................         415,500
     8,000   Sun Microsystems, Inc.*..........................         333,750
    10,000   3Com Corp.*......................................         359,375
                                                                    ----------
                                                                     3,979,313

             COMPUTER SOFTWARE &
               SERVICES (10.2%)
     6,500   BMC Software, Inc.*..............................       $ 544,781
    15,750   Computer Associates
                International, Inc............................         909,562
     6,000   Microsoft Corp.*.................................         537,000
     5,500   Networks Associates Inc.*........................         364,375
    20,000   Parametric Technology Corp.*.....................         666,250
                                                                    ----------
                                                                     3,021,968

             DRUG (6.5%)
     6,500   Lilly (Eli) & Co.................................         387,563
     3,000   Merck & Co., Inc.................................         385,125
     6,000   Pfizer, Inc......................................         598,125
     7,000   Schering-Plough Corp.............................         571,812
                                                                    ----------
                                                                     1,942,625

             ELECTRICAL
               EQUIPMENT (1.6%)
     5,500   General Electric Co..............................         474,031

             FINANCIAL SERVICES (1.1%)
     6,400   Franklin Resources, Inc..........................         339,200

             FOREIGN
               TELECOMMUNICATIONS
               (1.6%)
     7,200   Northern Telecom Ltd.............................         465,300

             HOTEL/GAMING (1.1%)
    10,000   Hilton Hotels Corp...............................         318,750

             HOUSEHOLD
               PRODUCTS (2.7%)
     5,000   Colgate-Palmolive Co.............................         433,125
     4,400   Procter & Gamble Co..............................         371,250
                                                                    ----------
                                                                       804,375

--------------------------------------------------------------------------------
4

                                Value Line U.S. Multinational Company Fund, Inc.

                                                                  March 31, 1998
================================================================================

   Shares                                                              Value
--------------------------------------------------------------------------------

             INSURANCE--
               DIVERSIFIED (1.5%)
     3,600   American International
                Group, Inc....................................      $  453,375

             MACHINERY (3.8%)
     8,000   Caterpillar, Inc.................................         440,500
     7,500   Deere & Co.......................................         464,531
     8,000   PRI Automation Inc.*.............................         209,500
                                                                    ----------
                                                                     1,114,531

             MEDICAL SUPPLIES (7.8%)
     8,000   Boston Scientific Corp.*.........................         540,000
     9,000   Guidant Corp.....................................         660,375
     8,000   Johnson & Johnson................................         586,500
    10,000   Medtronic Inc....................................         518,750
                                                                    ----------
                                                                     2,305,625

             METAL FABRICATING (1.1%)
     6,000   SPS Technologies, Inc.*..........................         323,625

             OILFIELD SERVICES/
               EQUIPMENT (9.1%)
    20,000   BJ Services Co.*.................................         728,750
     7,500   ENSCO International, Inc. .......................         208,125
     6,000   Smith International, Inc.*.......................         330,375
     8,000   Tidewater, Inc...................................         350,500
    12,000   Transocean Offshore, Inc.........................         617,250
     6,000   Western Atlas, Inc.*.............................         464,250
                                                                    ----------
                                                                     2,699,250

             PACKAGING &
               CONTAINER (1.7%)
    12,000   Owens-Illinois, Inc.*............................         519,000

             RETAIL-SPECIAL
               LINES (1.6%)
    10,000   Tiffany & Co.....................................         486,875

             SEMICONDUCTOR (3.6%)
    28,500   Cirrus Logic Inc.*...............................         288,563
    10,000   Intel Corp.......................................         780,625
                                                                    ----------
                                                                     1,069,188

             SHOE (1.7%)
    18,000   Wolverine World Wide, Inc........................         508,500

             TELECOMMUNICATIONS
               EQUIPMENT (2.4%)
    15,000   Andrew Corp.*....................................         297,188
     6,400   Tellabs, Inc.*...................................         429,600
                                                                    ----------
                                                                       726,788

             TELECOMMUNICATION
               SERVICES (3.7%)
    10,000   AirTouch
                Communications Inc.*..........................         489,375
    14,400   WorldCom, Inc.*..................................         620,100
                                                                    ----------
                                                                     1,109,475

             TOILETRIES/
               COSMETICS (2.0%)
     5,000   Gillette Co......................................         593,437
                                                                    ----------

             TOTAL COMMON STOCKS
               AND TOTAL INVESTMENT
               SECURITIES (88.8%)
               (Cost $17,317,967) ............................      26,352,494
                                                                    ----------


--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Schedule of Investments                                           March 31, 1998
================================================================================

 Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (14.2%)
                (including accrued interest)
$4,200,000 Collateralized by $4,000,000
                U.S. Treasury Notes 7.625%,
                due 2/15/07, with a value
                of $4,280,822 (with Morgan
                Stanley & Co., Inc. 5.92%,
                dated 3/31/98, due 4/1/98,
                delivery value
                $4,200,691).....................................    $ 4,200,691
EXCESS OF LIABILITIES OVER
 CASH AND OTHER
 ASSETS (-3.0%) ................................................       (877,965)
                                                                    -----------
NET ASSETS (100%)  .............................................    $29,675,220
                                                                    -----------

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE, PER
OUTSTANDING SHARE
  ($29,675,220 / 1,824,110
  shares outstanding) ..........................................    $     16.27
                                                                    ===========

* Non-income producing.



See Notes to Financial Statements.
--------------------------------------------------------------------------------
6

                                Value Line U.S. Multinational Company Fund, Inc.

Statement of Assets and Liabilities
at March 31, 1998
================================================================================

Assets:
Investment securities, at value
  (Cost-$17,317,967) ......................................          $26,352,494
Repurchase agreement
  (Cost-$4,200,691) .......................................            4,200,691
Cash ......................................................               53,349
Deferred organization costs (note 2) ......................               27,362
Dividends receivable ......................................                6,265
Receivable for capital shares sold ........................                  200
                                                                     -----------
    Total Assets ..........................................           30,640,361
                                                                     -----------
Liabilities:
Payable for securities purchased ..........................              903,992
Payable for capital shares repurchased ....................               12,075
Accrued expenses:
  Advisory fee payable ....................................               18,492
  Service and distribution plan
    fee payable ...........................................                6,169
  Other ...................................................               24,413
                                                                     -----------
    Total Liabilities .....................................              965,141
                                                                     -----------
Net Assets ................................................          $29,675,220
                                                                     ===========
Net Assets consist of:
Capital stock, at $.01 par value
  (authorized 50,000,000,
  outstanding 1,824,110 shares) ...........................          $    18,241
Additional paid-in capital ................................           20,622,452
Unrealized net appreciation
  of investments ..........................................            9,034,527
                                                                     -----------

Net Assets ................................................          $29,675,220
                                                                     ===========

Net Asset Value, Offering and
    Redemption Price, per
    Outstanding Share
    ($29,675,220 / 1,824,110
    shares outstanding) ...................................          $     16.27
                                                                     ===========


Statement of Operations
for the year ended March 31, 1998
================================================================================

Investment Income:
Interest income ..........................................          $   158,798
Dividend income (Net of foreign
  withholding taxes of $324) .............................              109,381
                                                                    -----------
    Total Income .........................................              268,179
                                                                    -----------
Expenses:
Advisory fee .............................................              188,194
Service and distribution plan fee ........................               62,731
Auditing and legal fees ..................................               31,349
Accounting and bookkeeping
  expense ................................................               29,700
Custodian fees ...........................................               26,954
Registration and filing fees .............................               25,011
Directors' fees and expenses .............................               20,418
Printing .................................................               12,989
Amortization of deferred organization
  costs (note 2) .........................................               10,399
Insurance, dues and other ................................               10,258
Transfer agent fees ......................................                2,591
                                                                    -----------
    Total Expenses before
      Custody Credits ....................................              420,594
    Less: Custody Credits ................................               (2,687)
                                                                    -----------
    Net Expenses .........................................              417,907
                                                                    -----------
Investment Loss-Net ......................................             (149,728)
                                                                    -----------
Realized and Unrealized Gain
  on Investments--Net:
    Realized Gain-Net ....................................              378,803
    Change in Unrealized
      Appreciation .......................................            7,314,985
                                                                    -----------
Net Realized Gain and
  Net Unrealized Appreciation
  of Investments .........................................            7,693,788
                                                                    -----------
Net Increase in Net Assets from
  Operations .............................................          $ 7,544,060
                                                                    ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Statement of Changes in Net Assets
for the years ended March 31, 1998 and 1997
================================================================================

                                                                  Year Ended      Year Ended
                                                                   March 31,       March 31,
                                                                     1998            1997
                                                                ----------------------------
Operations:
  Investment (loss) income--net .............................   $   (149,728)   $    140,782
  Realized gain on investments--net .........................        378,803         986,627
  Net change in unrealized appreciation of investments ......      7,314,985         988,551
                                                                ----------------------------
  Net increase in net assets from operations ................      7,544,060       2,115,960
                                                                ----------------------------

Distributions to Shareholders:
  Investment income--net ....................................           --          (179,489)
  Realized gains--net .......................................     (1,344,034)        (13,147)
                                                                ----------------------------
  Total distributions .......................................     (1,344,034)       (192,636)
                                                                ----------------------------

Capital Share Transactions:
  Proceeds from sale of shares ..............................      5,038,730       4,016,641
  Proceeds from reinvestment of distributions to shareholders      1,339,403         192,342
  Cost of shares repurchased ................................       (983,899)       (498,959)
                                                                ----------------------------
  Increase from capital share transactions ..................      5,394,234       3,710,024
                                                                ----------------------------

Total Increase ..............................................     11,594,260       5,633,348

Net Assets:
  Beginning of year .........................................     18,080,960      12,447,612
                                                                ----------------------------
  End of year ...............................................   $ 29,675,220    $ 18,080,960
                                                                ============================







See Notes to Financial Statements.
--------------------------------------------------------------------------------
8

                                Value Line U.S. Multinational Company Fund, Inc.

Notes to Financial Statements                                     March 31, 1998
================================================================================

1.   Significant Accounting Policies

Value Line U.S. Multinational Company Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose primary investment objective is maximum total return. The Fund invests primarily in common stock or securities convertible into common stock of U.S. companies that have significant sales from international operations.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid price. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Permanent book-tax differences relating to shareholder distributions have been reclassified. Net investment loss, net realized gain (loss), and net assets are not affected. In the current year the net investment loss of $149,728 and distributions in excess of realized gain from investment transactions of $240,911 were reclassified within the composition of net assets to additional paid in capital.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Notes to Financial Statements                                     March 31, 1998
================================================================================

2.   Organization Cost

Costs of $52,030 incurred in connection with the Fund's organization and initial registration have been deferred and are being amortized on a straight-line basis over 60 months, beginning at the commencement of operations of the Fund. In the event any of the initial shares of the Fund are redeemed by the holder thereof during the five-year amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized, deferred organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

3.   Capital Share Transactions

Transactions in capital stock were as follows:

                                           Year Ended     Year Ended
                                            March 31,      March 31,
                                              1998           1997
                                           -------------------------
Shares sold ............................     328,824        311,397
Shares issued to shareholders in
  reinvestment of dividends
  and distributions.....................      94,724         14,727
                                           -------------------------
                                             423,548        326,124
Shares repurchased .....................      65,153         40,083
                                           -------------------------
Net increase ...........................     358,395        286,041
                                           =========================

4.   Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
                                                       Year Ended
                                                     March 31, 1998
                                                     --------------
PURCHASES:
  Investment Securities ..........................     $13,046,400
                                                       ===========
SALES:
  Investment Securities ..........................     $10,920,675
                                                       ===========

At March 31, 1998, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $21,518,658. The aggregate appreciation and depreciation of investments at March 31, 1998, based on a comparison of investment values and their costs for federal income tax purposes was $9,511,341 and $476,814, respectively, resulting in a net appreciation of $9,034,527.

5. Advisory Fees, Service and Distribution Plan Fees and Transactions With Affiliates

An advisory fee of $188,194 was paid or payable to Value Line, Inc. the Fund's investment adviser (the"Adviser") for the year ended March 31, 1998. The fee is computed at the rate of .75 of 1% of the daily net assets during the period and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of certain administrative services and office space. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses in its organization and operation.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $62,731 for the year ended March 31, 1998 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and the Distributor, are also officers and a director of the Fund. During the year ended March 31, 1998, the Fund paid brokerage commissions totaling $13,913 to the Distributor, which clears its transactions through unaffiliated brokers.

At March 31, 1998, the Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan owned 1,545,239 shares of the Fund's capital stock, representing 84.7% of the outstanding shares. In addition, officers and directors of the Fund owned 119,447 shares of capital stock, representing 6.5% of the outstanding shares.


--------------------------------------------------------------------------------
10

                                Value Line U.S. Multinational Company Fund, Inc.

Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                                    November 17, 1995
                                                       Years Ended March 31,        (commencement of
                                                   -----------------------------     operations) to
                                                       1998            1997          March 31, 1996
                                                   ------------------------------------------------
Net asset value, beginning of period .............   $  12.34        $  10.55           $  10.00
                                                   ------------------------------------------------

Income from investment operations:
  Net investment (loss) income ...................       (.08)            .12(1)             .07(1)
  Net gains or losses on securities (both realized
    and unrealized) ..............................       4.80            1.82                .52
                                                   ------------------------------------------------
  Total from investment operations ...............       4.72            1.94                .59
                                                   ------------------------------------------------

Less distributions:
  Dividends from net investment income ...........       --              (.14)              (.04)
  Distributions from capital gains ...............       (.79)           (.01)              --
                                                   ------------------------------------------------
  Total distributions ............................       (.79)           (.15)              (.04)
                                                   ------------------------------------------------
Net asset value, end of period ...................   $  16.27        $  12.34           $  10.55
                                                   ================================================

Total return .....................................      39.17%          18.36%              5.93%+
                                                   ================================================

Ratios/Supplemental Data:
Net assets end of period (in thousands) ..........   $ 29,675        $ 18,081           $ 12,448
Ratio of operating expenses to average net assets        1.69%(5)        1.97%(2)(4)        2.45%*(2)(4)
Ratio of net investment (loss) income to
  average net assets .............................      (0.60)%         (0.64)%(2)(4)      (0.32)%*(2)(4)
Portfolio turnover rate ..........................         49%             56%                17%+
Average commission rate paid per share of
  common stock investments purchased/ sold .......   $  .0491        $  .0495(3)            --

(1) Net of custody fee credits, expense reimbursement and fees waived by the Adviser. Had these expenses been fully paid by the Fund for the periods ended March 31, 1997 and 1996 investment loss- net per share would have been $(.07) and $(.001) respectively.

(2) Due to the reimbursement of expenses and waiver of fees by the Adviser, data are not indicative of future periods.

(3) Disclosure effective for fiscal years beginning on or after September 1, 1995.

(4) Before custody fee credits, expense reimbursement and fees waived by the Adviser. After expense reimbursement and fees waived for the periods ended March 31, 1997 and 1996 ratio of expenses to average net assets was 0.40% and 0%* respectively; and ratio of net investment income to average net assets was 0.93% and 2.13%* respectively.

(5)  Before offset of custody credits.

+    Not annualized.

*    Annualized.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Value Line U.S. Multinational Company Fund, Inc.

Report of Independent Accountants
================================================================================

To the Shareholders and Board of Directors of Value Line U.S. Multinational Company Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Multinational Company Fund, Inc. (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period November 17, 1995 (commencement of operations) through March 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, NY 10036

May 15, 1998

--------------------------------------------------------------------------------
12

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           Price Waterhouse LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      Francis C. Oakley
                      Marion N. Ruth
                      Frances T. Newton

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Nancy Bendig
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



This report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                       VLF18A398